May 25, 2017 Brady Corporation F’17 Q3 Financial Results

2Forward-Looking Statements In this presentation, statements that are not reported financial results or other historic information are “forward-looking statements.” These forward-looking statements relate to, among other things, the Company's future financial position, business strategy, targets, projected sales, costs, earnings, capital expenditures, debt levels and cash flows, and plans and objectives of management for future operations. The use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “project” or “plan” or similar terminology are generally intended to identify forward-looking statements. These forward-looking statements by their nature address matters that are, to different degrees, uncertain and are subject to risks, assumptions, and other factors, some of which are beyond Brady's control, that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. For Brady, uncertainties arise from: our ability to compete effectively or to successfully execute our strategy; Brady’s ability to develop technologically advanced products that meet customer demands; difficulties in protecting our websites, networks, and systems against security breaches; deterioration or instability in the global economy and financial markets; decreased demand for our products; Brady’s ability to retain large customers; risks associated with the loss of key employees; changes in tax legislation and tax rates; Brady’s ability to execute facility consolidations and maintain acceptable operational service metrics; extensive regulations by U.S. and non-U.S. governmental and self-regulatory entities; litigation, including product liability claims; divestitures and contingent liabilities from divestitures; Brady’s ability to properly identify, integrate, and grow acquired companies; foreign currency fluctuations; potential write-offs of Brady’s substantial intangible assets; differing interests of voting and non-voting shareholders; Brady’s ability to meet certain financial covenants required by our debt agreements; numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive, and regulatory nature contained from time to time in Brady’s U.S. Securities and Exchange Commission filings, including, but not limited to, those factors listed in the “Risk Factors” section within Item 1A of Part I of Brady’s Form 10-K for the year ended July 31, 2016. These uncertainties may cause Brady's actual future results to be materially different than those expressed in its forward-looking statements. Brady does not undertake to update its forward-looking statements except as required by law.

3Q3 F’17 Financial Summary • Sales down 3.8% to $275.9M in Q3 of F’17 vs. $286.8M in Q3 of F’16. – Organic sales decreased 1.9%. – Foreign currency translation reduced sales by 1.9%. • Gross profit margin of 50.7% in Q3 of F’17 compared with 50.7% in Q3 of F’16. • SG&A expense of $98.4M (35.7% of sales) in Q3 of F’17 compared with $105.8M (36.9% of sales) in Q3 of F’16. • Net earnings of $22.6M in Q3 of F’17 compared with $21.0M in Q3 of F’16. • Net earnings per Class A Diluted Nonvoting Common Share of $0.43 in Q3 of F’17, compared with $0.42 in Q3 of F’16. • Net cash provided by operating activities of $37.8M in Q3 of F’17 compared with $40.3M in Q3 of F’16.

4Sales Overview • 1.9% organic sales decline: • ID Solutions – Organic sales decline of (0.8%). • Workplace Safety – Organic sales decline of (4.6%). • (1.9%) decrease due to currency translation. Q3 F’17 SALES: • Organic sales decline in IDS Americas, partially offset by strong growth in IDS Asia. • Organic sales decline in all regions of the WPS business. • Foreign currency translation headwinds persist. Q3 F’17 SALES COMMENTARY: $290 $289 $283 $269 $287 $282 $280 $268 $276 $255 $265 $275 $285 $295 $305 Q3 F'15 1.7% Q4 F'15 (1.2%) Q1 F'16 (2.2%) Q2 F'16 0.4% Q3 F'16 (0.1%) Q4 F'16 (0.9%) Q1 F'17 (0.2%) Q2 F'17 1.3% Q3 F'17 (1.9%)Organic Sales Growth SALES (millions of USD)

Gross Profit Margin 5 • GPM of 50.7% in Q3 of F’17 compared with 50.7% in Q3 of F’16. • GPM improved in IDS Americas and Europe businesses due to ongoing efficiency gains, offset by declines in the WPS business due to reduced sales volume and pricing pressure. GROSS PROFIT MARGIN COMMENTARY: $141 $129 $139 $133 $145 $141 $140 $134 $140 49% 45% 49% 49% 51% 50% 50% 50% 51% 30% 35% 40% 45% 50% 55% $100 $125 $150 $175 Q3 F'15 Q4 F'15 Q1 F'16 Q2 F'16 Q3 F'16 Q4 F'16 Q1 F'17 Q2 F'17 Q3 F'17 GROSS PROFIT & GPM% (millions of USD)

SG&A Expense 6 • SG&A expense declined $7.4M, finishing at $98.4M in Q3 of F’17 compared to $105.8M in Q3 of F’16, continuing the general downward trend. • The ongoing declines in SG&A expense are due to our focused efforts on driving efficiencies across the organization, while improving the overall customer buying experience. Approximately 25% of the decline was due to foreign currency translation. SG&A EXPENSE: $103 $103 $101 $100 $106 $98 $98 $95 $98 35% 36% 36% 37% 37% 35% 35% 35% 36% 25% 28% 30% 33% 35% 38% 40% $80 $90 $100 $110 $120 Q3 F'15 Q4 F'15 Q1 F'16 Q2 F'16 Q3 F'16 Q4 F'16 Q1 F'17 Q2 F'17 Q3 F'17 SG&A and SG&A% of SALES (millions of USD)

7Net Earnings & EPS * Net Earnings from Continuing Operations, Excluding Certain Items in F’15 and Net Earnings from Continuing Operations Per Class A Diluted Share in F’15 are non-GAAP measures. See appendix. • Q3 F’17 net earnings were $22.6M compared to $21.0M in Q3 of F’16. • The increase in earnings was driven by efficiencies in SG&A throughout both the IDS and WPS businesses. • There are neither Non-GAAP amounts nor unusual items to call out in either F’16 or F’17. Q3 F’17 – NET EARNINGS & EPS: $0.34 $0.28 $0.37 $0.30 $0.42 $0.49 $0.44 $0.49 $0.43 $0.00 $0.20 $0.40 $0.60 Q3 F'15 Q4 F'15 Q1 F'16 Q2 F'16 Q3 F'16 Q4 F'16 Q1 F'17 Q2 F'17 Q3 F'17 NET EARNINGS FROM CONTINUING OPERATIONS PER CLASS A DILUTED SHARE, EXCLUDING CERTAIN ITEMS IN F’15* $18 $14 $19 $15 $21 $25 $23 $25 $23 $0 $10 $20 $30 $40 Q3 F'15 Q4 F'15 Q1 F'16 Q2 F'16 Q3 F'16 Q4 F'16 Q1 F'17 Q2 F'17 Q3 F'17 NET EARNINGS FROM CONTINUING OPERATIONS, EXCLUDING CERTAIN ITEMS IN F’15* (millions of USD)

8Cash Generation & Uses • Cash flow from operating activities was $37.8M in Q3 of F’17 compared to $40.3M in Q3 of F’16. • Free cash flow* was $34.2M in Q3 of F’17 compared to $36.8M in Q3 of F’16. • Returned $10.5M to our shareholders in the form of dividends in Q3 of F’17. CASH FLOWS IN Q3 OF F’17: * Free Cash Flow is calculated as Net Cash Provided by Operating Activities less Capital Expenditures. $29 $41 $30 $28 $40 $40 $34 $19 $38 $0 $10 $20 $30 $40 $50 Q3 F'15 Q4 F'15 Q1 F'16 Q2 F'16 Q3 F'16 Q4 F'16 Q1 F'17 Q2 F'17 Q3 F'17 Cash Flow from Operating Activities (millions of USD) (millions of USD) 3 Mos. Ended Apr. 30, 2017 3 Mos. Ended Apr. 30, 2016 Cash Balance - Beginning of Period 125.2$ 120.2$ Cash Flow from Operating Activities 37.8 40.3 Capital Expenditures (3.6) (3.5) Dividends (10.5) (10.2) Debt Repayments - Net (26.3) (13.3) Effect of Exchange Rate on Cash 2.9 8.1 Other 3.6 (0.0) Cash Balance - End of Period 129.1$ 141.6$

Net Debt & EBITDA 9 1.2 1.1 1.1 1.0 0.8 0.5 0.3 0.2 0.1 0.0x 0.5x 1.0x 1.5x Q3 F'15 Q4 F'15 Q1 F'16 Q2 F'16 Q3 F'16 Q4 F'16 Q1 F'17 Q2 F'17 Q3 F'17 NET DEBT / TTM EBITDA* • April 30, 2017 Cash = $129.1M, Debt = $138.0M, and trailing twelve month EBITDA = $157.3M. • Net Debt/EBITDA* = 0.1 to 1. • Net debt declined $92.0M over the last twelve months, finishing at $8.9M at April 30, 2017 compared to $100.9M at April 30, 2016. • Balance sheet provides flexibility for future cash uses. STRONG BALANCE SHEET: * EBITDA is a non-GAAP measure. See appendix for the reconciliation of net earnings to EBITDA. $168 $139 $140 $132 $101 $76 $50 $38 $9 $0 $50 $100 $150 $200 Q3 F'15 Q4 F'15 Q1 F'16 Q2 F'16 Q3 F'16 Q4 F'16 Q1 F'17 Q2 F'17 Q3 F'17 NET DEBT (millions of USD)

10Tightening Full Year F’17 EPS Guidance Range F’17 Diluted EPS $1.80 to $1.85 Guidance Assumptions: • Organic sales ranging from a slight decline to slightly positive organic sales growth. • Full-year depreciation and amortization expense of approximately $28M. • Full-year income tax rate in the mid-20% range. • Full-year capital expenditures of approximately $17M.

Q3 F’17 vs. Q3 F’16 PERFORMANCE (millions of USD) 11Identification Solutions • Revenues decreased (2.3%): • Organic = - (0.8%) • Fx = - (1.5)% • Organic sales decline in IDS Americas, partially offset by double-digit sales growth in IDS Asia. • Segment profit as a percent of sales increased as a result of ongoing operational improvements and management of operating expenses. Q3 F’17 SUMMARY: • Expect low-single digit organic sales growth in F’17. • Expect segment profit to continue to be in the mid- teens as a percent of sales in F’17. OUTLOOK: Q3 F’17 Q3 F’16 Change Sales $ 196.9 $ 201.5 - 2.3% Segment Profit 32.6 31.9 + 2.3% Segment Profit % 16.6% 15.8% + 80 pts $201 $190 $201 $203 $201 $191 $197 13% 12% 16% 16% 16% 15% 17% 10% 12% 14% 16% 18% 20% $180 $185 $190 $195 $200 $205 $210 Q1 F'16 Q2 F'16 Q3 F'16 Q4 F'16 Q1 F'17 Q2 F'17 Q3 F'17 SALES & SEGMENT PROFIT % (millions of USD)

Q3 F’17 vs. Q3 F’16 PERFORMANCE (millions of USD) 12Workplace Safety • Revenues decreased (7.5%): • Organic = - (4.6)% • Fx = - (2.9)% • Organic sales decline in all regions of the WPS business. • High-single digit organic sales decline in the U.S. and mid-single digit decline in Australia, slight organic decline in Europe in Q3 of F’17. • Digital sales increased in the high-single digits in Europe. • Segment profit declined due to decrease in organic sales, which includes pricing pressures. These declines were partially mitigated by active reductions in our cost structure. Q3 F’17 SUMMARY: • Expect low-single digit organic sales declines in F’17. • Expect segment profit to be in the mid-single digits as a % of sales in F’17. OUTLOOK: Q3 F’17 Q3 F’16 Change Sales $ 79.0 $ 85.3 - 7.5% Segment Profit 5.1 6.0 - 14.8% Segment Profit % 6.5% 7.0% - 50 pts $82 $79 $85 $79 $79 $77 $79 11% 8% 7% 12% 8% 8% 6% 5% 7% 9% 11% 13% 15% $70 $75 $80 $85 $90 Q1 F'16 Q2 F'16 Q3 F'16 Q4 F'16 Q1 F'17 Q2 F'17 Q3 F'17 SALES & SEGMENT PROFIT % (millions of USD)

13Investor Relations Brady Contact: Ann Thornton Investor Relations 414-438-6887 Ann_Thornton@bradycorp.com See our web site at www.bradycorp.com

Appendix 14

COMPARABLE INCOME STATEMENTS (millions of USD) 15Comparable Income Statements 2017 2016 Change Sales 275.9$ 286.8$ (10.9)$ Gross Margin 139.9 145.4 (5.5) % of Sales 50.7% 50.7% Research and Development (10.0) (8.9) (1.1) Selling, General and Admin. (98.3) (105.7) 7.4 % of Sales (35.6%) (36.9%) (1.3) pts Operating Income 31.6 30.8 0.8 Interest and Other (0.9) (1.1) 0.2 Income Taxes (8.1) (8.7) 0.6 Net Earnings 22.6$ 21.0$ 1.6$ % of Sales 8.2% 7.3% 0.9 pts Net Earnings per diluted Class A Nonvoting Common Share 0.43$ 0.42$ 0.01$ Three Months Ended April 30,

(‘000s of USD) 16Debt Structure April 30, 2017 Balance July 31, 2016 Balance Revolver Borrowings: USD-denominated 1.82% Variable 22,000$ 112,000$ EUR-denominated 0.88% Variable 30,442 - China Borrowings: USD & CNY-denominated notes payable 3.42% Variable 4,072 4,928 Private Placements: USD-denominated 2007 Series 5.33% Fixed - 16,334 EUR-denominated 2010 Series (7-yr.) 3.71% Fixed 32,616 33,510 EUR-denominated 2010 Series (10-yr.) 4.24% Fixed 48,836 50,138 TOTAL DEBT 137,966$ 216,910$ Interest Rate

EBITDA Reconciliation

17

EBITDA

('000s of USD)

Brady is presenting EBITDA because it is used by many of our investors and lenders, and is presented as a convenience to them. EBITDA represents net earnings before interest expense, income taxes, depreciation, amortization and impairment charges. EBITDA is not a calculation based on generally accepted accounting principles ("GAAP"). The amounts included in the EBITDA calculation, however, are derived from amounts included in the Consolidated Statements of Earnings data. EBITDA should not be considered as an alternative to net earnings or operating income as an indicator of the Company's operating performance, or as an alternative to net cash provided by operating activities as a measure of liquidity. The EBITDA measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

	Fiscal 2017				
	Q1	Q2	Q3	Q4	Total
EBITDA:					
Net earnings	$ 22,553	$ 25,297	$ 22,553		$ 70,403
Interest expense	1,732	1,458	1,375		4,565
Income taxes	8,434	3,803	8,075		20,312
Depreciation and amortization	7,234	6,868	6,687		20,789
EBITDA (non-GAAP measure)	$ 39,953	$ 37,426	$ 38,690	$ -	$ 116,069

	Fiscal 2016				
	Q1	Q2	Q3	Q4	Total
EBITDA:					
Net earnings	$ 18,703	$ 15,290	$ 20,981	$ 25,136	$ 80,110
Interest expense	2,151	2,130	1,838	1,705	7,824
Income taxes	8,489	5,177	8,686	6,883	29,235
Depreciation and amortization	8,889	8,613	7,394	7,536	32,432
EBITDA (non-GAAP measure)	$ 38,232	$ 31,210	$ 38,899	$ 41,260	$ 149,601

Brady is presenting the Non-GAAP measures "Net Earnings from Continuing Operations Excluding Certain Items“ and “Net Earnings from Continuing Operations Per Diluted Class A Nonvoting Common Share Excluding Certain Items.” These are not calculations based upon GAAP. The amounts included in these Non- GAAP measures are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our sustainable results. We believe these measures provide an important perspective of underlying business trends and results and provide more comparable measures from year to year. The tables below provide reconciliations of Net Earnings from Continuing Operations to Net Earnings from Continuing Operations Excluding Certain Items, and Net Earnings from Continuing Operations Per Diluted Class A Nonvoting Common Share to Net Earnings from Continuing Operations Per Diluted Class A Nonvoting Common Share Excluding Certain Items. Reconciliations of F’15 Non-GAAP Net Earnings from Continuing Operations (‘000s of USD) 18Non-GAAP Reconciliations April 30, 2015 July 31, 2015 17,213$ (39,394)$ Restructuring charges 3,198 2,158 Impairment charges - 46,867 Other non-routine charges - 4,757 Postretirement benefit plan curtailment gain (2,792) - 17,619$ 14,388$ Net Earnings (Loss) from Continuing Operations (GAAP measure) Three months ended Net Earnings from Continuing Operations Excluding Certain Items (non-GAAP measure) April 30, 2015 July 31, 2015 $ 0.33 $ (0.77) Restructuring charges 0.06 0.04 Impairment charges - 0.91 Other non-routine charges - 0.09 Postretirement benefit plan curtailment gain (0.05) - (non-GAAP measure) 0.34$ 0.28$ Net Earnings from Continuing Operations Per Diluted Class A Nonvoting Common Share Excluding Certain Items Net Earnings (Loss) from Continuing Operations Per Diluted Class A Nonvoting Common Share (GAAP measure) Three months ended